EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-45457) of our report dated March 15, 2000 with respect to the consolidated financial statements and schedule of Amscan Holdings, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

                                                       /s/ ERNST & YOUNG LLP

Stamford, Connecticut
March 24, 2000